C A T A L Y S T
                         CATALYST FINANCIAL CORPORATION
                           Two Metro Square, Suite 200
                                2665 Villa Creek
                               Dallas, Texas 75234


August 21, 1995

Glenn A. Norem
President & CEO
MultiMedia Access Corporation
2665 Villa Creek
Dallas, Texas 75234

Dear Glenn:

Pursuant to our discussions, Catalyst Financial Corporation ("Catalyst") is please to be able to reinstate its relationship and to act as an independent consultant advising MultiMedia Access Corporation ("MMAC") in its mergers and acquisitions activities. The renumeration schedule has been restructured to reflect the evolution of this relationship and is described below. In that these activities have been ongoing since May 1st, 1995 the effective date of the re-instatement of this agreement will be as of that date.

The scope of this effort will be, as before, to identify potential merger/acquisition opportunities and advise as sell as actively participate in the qualification and negotiation process required to pursue these opportunities. The primary projects to date are listed on the following attachment A.

From May 1st until now, and in recognition of the timing of MMAC's funding program, Catalyst has been devoting more than half of its time to MMAC activities. As these activities are now expanding in number and escalating in scope, Catalyst will be expending more time and effort. In acknowledgment of this and as discussed, Catalyst will be revising its fee schedule, beginning in September, to a basic retainer of $7,500.00 for up to three weeks involvement per month. Should the activity level require Catalyst to devote substantially all of its time to MMAC related efforts for any month, then Catalyst will invoice MMAC an additional $2,500.000 for that month. The basic retainer will be payable in advance on the 1st business day of the month. Any expenses that have been incurred and were pre-approved, will be billed at the end of the month along with the additional retainer if appropriate and are payable upon receipt of invoice.

As before, Catalyst (or its assigns) will be paid a success fee for any transactions identified (whether by Catalyst or any member of MMAC or its agents) and/or completed during the pendency of this contract. The success fee will be 3% of the fair market value of each transaction actually consummated plus the right to purchase for $1.00, a three year option on MMAC common stock. The number of shares that this option can purchase will be equal to 3% of the fair market value for each transaction actually consummated divided by the fair market value of MMAC common stock for the average price during the one week period preceding the announcement of the transaction.

This contract can be terminated by either party with thirty days written notice. Within sixty days of the termination of this contract, Catalyst must submit to MMAC a list of active projects that were identified during the term of this contract in order to preserve the rights should any of those transactions close subsequent to the termination of this contract.

If these basic terms are acceptable to, please sign below.

Sincerely,


/s/ James E. Gordon
-----------------------
James E. Gordon
President



Agreed to by    /s/ Glenn A. Norem    on   8/21/95
                ------------------         -------
                 Glenn A. Norem, President & CEO
                 MultiMedia Access Corporation


Enclosures:
                  Attachment A; list of projects to date
                  Attachment B; Original Catalyst/MMAC Agreement dated March 28, 1994 Invoice; Retainer for September 1995

Attachment A
Letter of August 21, 1995

List of Projects to date:

         Acquisitions:
         * Datapoint: MINX
         * SYZYGY Communications, Inc.
         * CrossTies
         * Identitech

         Mergers:
         * Diamond Multimedia
         * STB Systems

         Strategic Partners:
         * PhonoScope
         * CTE Vantage Corporation
         * Century Telephone Enterprises

Attachment B

                                 C A T A L Y S T
                         CATALYST FINANCIAL CORPORATION
                           Two Metro Square, Suite 200
                                2665 Villa Creek
                               Dallas, Texas 75234


                                                               March 28, 1994



Glenn A. Norem
President & C.E.O.
MultiMedia Access Corporation
2247 Wisconsin Street
Dallas, TX  75229

Dear Glenn:

Pursuant to our recent discussion, Catalyst Financial Corporation ("Catalyst") is pleased to accept your offer to act as an independent consultant advising MultiMedia Access Corporation ("MMAC") in its mergers and acquisitions activities during 1994.

The scope of our initial effort will be to help you identify potential acquisitions and provide advice in the negotiations required to close a number of transactions. Specific areas of interest to MMAC include companies involved with Collaborative Computing/Groupware, Video on Demand, Distance Learning, Analog or Audio switches, large format displays, and Value Added Resellers with expertise in networking or multimedia installations.

Due to MMAC's urgent timing requirements, Catalyst hereby agrees to devote substantially all of its time to this effort. Compensation will be in the form of a $10,000 monthly retainer, payable in advance, plus expenses only for pre-approved out of town travel (Catalyst will bear responsibility for all local expenses). In addition, Catalyst (or its assigns) will be paid a success fee for any transactions identified (whether by Catalyst or any member of MMAC or its agents) or completed during the pendency of this contract. The success fee will be 3% of the fair market value of each transaction actually consummated plus the right to purchase for $1.00, a three year option on MMAC common stock. The number of shares which this option can purchase will be equal to 3% of the fair market value of each transaction actually consummated divided by the fair market value of MMAC common stock for the average price during the one week period preceding the announcement of the transaction.

This contract can be terminated by either party with thirty days written notice. Within sixty days of the termination of this contract, Catalyst must submit to MMAC a list of potential acquisitions which were identified during the term of this contract in order to preserve its rights to compensation should any of those transaction close subsequent to the termination of this contract.

If the basic terms are acceptable to you, please sign below and we will start work immediately.


                                               Sincerely,



                                                /s/ Newell V. Starks
                                              -------------------------------
                                               Newell V. Starks
                                               President


Agreed to by:   /s/ Glenn A. Norem     on   3/28/94
                ------------------          -------
                  Glenn A. Norem, President

                                 C A T A L Y S T
                         CATALYST FINANCIAL CORPORATION
                           Two Metro Square, Suite 200
                                2665 Villa Creek
                               Dallas, Texas 75234



                                                              October 1, 1994

Glenn A. Norem
President & CEO
MultiMedia Access Corporation
2247 Wisconsin Street
Dallas, TX  75229

Dear Glenn:

This letter confirms our mutual agreement to terminate the retainer portion of the consulting relationship between MultiMedia Access Corporation ("MMAC") and Catalyst Financial Corporation ("Catalyst") effective September 30, 1994.

Between March 28, 1994 and September 30, 1994, Catalyst performed three and one half months of consulting work for MMAC and is therefore entitled to $35,000. In addition, any of the companies that Catalyst introduced to MMAC during this period may earn the success fee outlined in the March 28, 1994 contract if any transaction is consummated with them for a 12 month period ending September 30, 1995.

I look forward to continuing this business relationship on a transactional basis.


                                               Sincerely,


                                                 /s/ Newell V. Starks
                                               -------------------------
                                               Newell V. Starks
                                               President

Agreed to by:   /s/ Glenn A. Norem   on  10/8/94
                -------------------      -------
                  Glenn A. Norem, President

                                 C A T A L Y S T
                         CATALYST FINANCIAL CORPORATION
                           Two Metro Square, Suite 200
                                2665 Villa Creek
                               Dallas, Texas 75234


January 12, 1996

Glenn A. Norem
President & CEO
MultiMedia Access Corporation
2247 Wisconsin Street
Dallas, TX  75229

Dear Glenn:

Pursuant to our discussions, this letter confirms our mutual agreement to terminate the retainer portion of the consulting relationship between MultiMedia Access Corporation ("MMAC") and Catalyst Financial Corporation ("Catalyst") effective February 1, 1996.

As before, Catalyst (or its assigns) will be paid a success fee for any transactions identified (whether by Catalyst or any member of MMAC or its agents) and/or completed during the pendency of this contract. The success fee will be 3% of the fair market value of each transaction actually consummated plus the right to purchase for $1.00, a three year option on MMAC common stock. The number of shares that this option can purchase will be equal to 3% of the fair market value for each transaction actually consummated divided by the fair market value of MMAC common stock for the average price during the one week period preceding the announcement of the transaction.

This contract can be terminated by either party with thirty days written notice. Within sixty days of the termination of this contract, Catalyst must submit to MMAC a list of active projects that were identified during the term of this contract in order to preserve the rights should any of those transactions close subsequent to the termination of this contract.


We at Catalyst look forward to continuing this business relationship on a transaction basis.

Sincerely,



James E. Gordon
President


Agreed to by  /s/ Glenn A. Norem   on  2/2/96
              ------------------       ------
                  Glenn A. Norem, President & CEO
                  MultiMedia Access Corporation

                                 C A T A L Y S T
                         CATALYST FINANCIAL CORPORATION
                           Two Metro Square, Suite 200
                                2665 Villa Creek
                               Dallas, Texas 75234



April 2, 1996

William S. Leftwich
CFO
MultiMedia Access Corporation
2665 Villa Creek
Dallas, Texas 75234

Dear Bill:

Pursuant to our discussion, this letter confirms our mutual agreement between MultiMedia Access Corporation ("MMAC") and Catalyst Financial Corporation ("Catalyst") in regard to the applicable fee for "equity investment" in MultiMedia Access Corporation ("MMAC") effective April 1, 1996. This arrangement is independent of the existing agreement between "MMAC" and "Catalyst" for ongoing Merger and Acquisition activities.

Catalyst (or its assigns) will be paid a success fee for any "equity investment" transactions identified (whether by Catalyst; its agents, affiliates, consultants or derived thereof). The success fee will be 6% of the "equity investment". This success fee may be paid in cash and/or stock; and/or warrants as agreed by both parties at the time of the investment. As before, the candidates for investment will be listed on the following Attachment "A". This Attachment will be periodically updated as additional investors are identified.

This contract can be terminated by either party with thirty days written notice. Within sixty days of the termination of this contract, Catalyst must submit to MMAC a list of active projects that were identified during the term of this contract in order to preserve its rights should any of those transactions close subsequent to the termination of this contract.


We at Catalyst look forward to continuing this business relationship.

Sincerely,


  /s/ James E. Gordon
-----------------------
James E. Gordon
President


Agreed to by  /s/ William S. Leftwich    on   4/2/96
              -----------------------         ------
                 William S. Leftwich, CFO
                 Multimedia Access Corporation

Attachment A
Letter of April 2, 1996

Note:

As per our discussions, and subsequent agreement; the "Success Fee" associated with the following specific list of potential "Equity Investors" will be payable in Warrants:

         * Gary Motley
         * David Motley
         * Rhett Bentley
         * Lanny Hughes
         * Craig Noonan
         * Robert Ligon
         * William Wells






Agreed to by   /s/ William S. Leftwich   on  4/2/96
               -----------------------       ------
                 William S. Leftwich, CFO
                 Multimedia Access Corporation



Individuals may be added to, or deleted from, this Attachment A at any time during the term of this agreement without prior written agreement of MMAC and Catalyst.